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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 2004


                    American Home Mortgage Investment Corp.
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            (Exact Name of Registrant as Specified in Its Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 949-3900
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

      On November 30, 2004, American Home Mortgage Investment Corp. (the "Company") filed a Preliminary Prospectus Supplement to the Prospectus dated January 12, 2004, and included as part of the Registration Statement on Form S-3 of the Company (File No. 333-111546) as filed with the Securities and Exchange Commission (the "Commission") on December 24, 2003, as amended by Amendment No. 1 to the Registration Statement filed with the Commission on January 8, 2004, relating to the offering of 2,000,000 shares of the Company's Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"). A copy of the press release announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of articles supplementary establishing and fixing the rights and preferences of the Series B Preferred Stock, which the Company will cause to be completed and filed with the State Department of Assessments and Taxation of Maryland prior to closing of the offering, is attached as
Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      3.1 - Form of articles supplementary relating to the Series B Preferred Stock.

      99.1 - Press Release, dated November 30, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2004               AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:       /s/  Alan B. Horn
                                          -----------------------------------
                                          Name:  Alan B. Horn
                                          Title: Executive Vice President


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                         EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------
          3.1           Form of articles supplementary relating to the
                        Series B Preferred Stock.

         99.1           Press Release, dated November 30, 2004.


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